UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Exchange and Amendment Agreements

Effective August 5, 2024, the Registrant entered into a Securities Exchange and Amendment Agreement (the “Securities Exchange Agreement No. 1”) with an individual accredited investor.

On April 9, 2024, the Registrant and the investor entered into a $75,000 Revenue Interest Purchase Agreement (the “Revenue Agreement No. 1”).

Pursuant to the Securities Exchange Agreement No. 1, the Registrant and the investor exchanged a portion of the Revenue Agreement No. 1 for 10,010 shares of Series D Convertible Preferred Stock. In addition, the investor retained a continuing revenue interest pursuant to the Revenue Agreement No. 1, amending certain provisions of the Revenue Agreement No. 1 as follows:

Commencing on October 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Agreement, the investor has a right to receive $7,500 per month from the Registrant generated from its operating subsidiaries (the “Revenue Interest”).

Under the Revenue Agreement, the Company has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, the Purchasers have an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $70,312.50 if repurchased on or before September 30, 2024; and (ii) $75,937.50 after October 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to the investor prior to such date.

Effective August 5, 2024, the Registrant entered into a second Securities Exchange and Amendment Agreement (the “Securities Exchange Agreement No. 2”) with an individual accredited investor.

On March 22, 2023, the Registrant and the investor entered into a $100,000 Revenue Interest Purchase Agreement (the “Revenue Agreement No. 2”).

Pursuant to the Securities Exchange Agreement No. 2, the Registrant and the investor exchanged a portion of the Revenue Agreement No. 2 for 12,134 shares of Series D Convertible Preferred Stock. In addition, the investor retained a continuing revenue interest pursuant to the Revenue Agreement No. 2, amending certain provisions of the Revenue Agreement No. 2 as follows:

Commencing on October 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Agreement, the investor has a right to receive $10,000 per month from the Registrant generated from its operating subsidiaries (the “Revenue Interest”).

2

Under the Revenue Agreement, the Company has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, the Purchasers have an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $93,750 if repurchased on or before September 30, 2024; and (ii) $101,250 after October 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to the investor prior to such date.

The Securities Exchange Agreements No. 1 and No. 2 included representations, warranties and covenants by the Registrant and investors that are customary for transactions of this type.

The foregoing description of the Securities Exchange Agreements No. 1 and No. 2 are not complete descriptions of all of the parties’ rights and obligations under the Securities Exchange Agreements No. 1 and No. 2, and are qualified in their entirety by reference to the Securities Exchange Agreements No. 1 and No. 2, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Amended Revenue Interest Purchase Agreements

Effective August 5, 2024, the Registrant entered into an Amended Revenue Interest Purchase Agreement (the “Amended RIP Agreement No. 1”) with an individual accredited investor.

On April 1, 2024, the Registrant and the investor entered into a $100,000 Revenue Interest Purchase Agreement (the “Revenue Agreement No. 3”).

Pursuant to the Amended RIP Agreement No. 1, the Registrant and the investor agreed to amend certain provisions of the Revenue Agreement No. 3 as follows:

Commencing on October 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Agreement, the investor has a right to receive $10,000 per month from the Registrant generated from its operating subsidiaries (the “Revenue Interest”).

Under the Revenue Agreement, the Company has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, the Purchasers have an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $187,500 if repurchased on or before September 30, 2024; and (ii) $202,500 after October 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to the investor prior to such date.

3

Effective August 5, 2024, the Registrant entered into an Amended Revenue Interest Purchase Agreement (the “Amended RIP Agreement No. 2”) with an individual accredited investor.

On April 9, 2024, the Registrant and the investor entered into a $100,000 Revenue Interest Purchase Agreement (the “Revenue Agreement No. 4”).

Pursuant to the Amended RIP Agreement No. 2, the Registrant and the investor agreed to amend certain provisions of the Revenue Agreement No. 4 as follows:

Commencing on October 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Agreement, the investor has a right to receive $10,000 per month from the Registrant generated from its operating subsidiaries (the “Revenue Interest”).

Under the Revenue Agreement, the Company has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, the Purchasers have an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $187,500 if repurchased on or before September 30, 2024; and (ii) $202,500 after October 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to the investor prior to such date.

Effective August 5, 2024, the Registrant entered into an Amended Revenue Interest Purchase Agreement (the “Amended RIP Agreement No. 3”) with an individual accredited investor.

On April 9, 2024, the Registrant and the investor entered into a $300,000 Revenue Interest Purchase Agreement (the “Revenue Agreement No. 5”).

Pursuant to the Amended RIP Agreement No. 3, the Registrant and the investor agreed to amend certain provisions of the Revenue Agreement No. 5 as follows:

Commencing on October 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Agreement, the investor has a right to receive $30,000 per month from the Registrant generated from its operating subsidiaries (the “Revenue Interest”).

Under the Revenue Agreement, the Company has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, the Purchasers have an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $562,500 if repurchased on or before September 30, 2024; and (ii) $607,500 after October 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to the investor prior to such date.

4

In addition, the Amended RIP Agreements No. 1, No. 2 and No. 3 contain various representations and warranties, covenants and other obligations and other provisions that are customary for a transaction of this nature.

The foregoing description of the material terms of the Amended RIP Agreements No. 1, No. 2 and No. 3 does not purport to be complete and is qualified in their entirety by reference to the complete text of the Amended RIP Agreements No. 1, No. 2 and No. 3, copies of which are filed as Exhibits 10.3, 10.4 and 10.5 herewith and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

During February 2023, the Registrant entered into a $2 million master credit agreement (credit facility) with Bank of America. The credit facility is secured by all the assets of the Registrant’s Champion subsidiaries and guaranteed by the Registrant, the Champion subsidiaries and the Registrant’s CEO. The Line of Credit expired on February 28, 2024, but the Registrant and Champion Safe Company have been actively working with the bank to extend or modify the credit facility.

Despite being current on all payments under the credit facility and actively working with the bank for a long-term solution to repay the credit facility, on July 25, 2024, Champion Safe Company received a notice of default and demand for payment from the bank. The current balance owing to the bank is $2,017,539.27 and interest is accruing at $743.38 per day. The Registrant is currently negotiating a forbearance or other cure to the default and a plan for repayment of the credit facility within sixty (60) to ninety (90) days with its assigned relationship manager at the bank.

However, if the Registrant is unable to cure the default, or extend or replace the credit facility, it would have a material impact on the Registrant and its Champion subsidiaries’ working capital needs. In addition, the Registrant having to raise equity or debt financing to repay the credit facility or obtaining a new credit facility may be on substantially worse terms than the current credit facility.

Item 3.02 Sale of Unregistered Securities

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Securities Exchange Agreements No. 1 and No. 2 is incorporated herein by reference.

5

The issuance of the shares of Series D Convertible Preferred Stock will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof. Each investor is an accredited investor with the experience and expertise to evaluate the merits and risks of an investment in securities of the Registrant and the financial means to bear the risks of such an investment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Securities Exchange and Amendment Agreement No. 1 effective August 5, 2024
10.2	Securities Exchange and Amendment Agreement No. 2 effective August 5, 2024
10.3	$100,000 Amended RIP Agreement No. 1 effective August 5, 2024
10.4	$100,000 Amended RIP Agreement No. 2 effective August 5, 2024
10.5	$300,000 Amended RIP Agreement No. 3 effective August 5, 2024
104	Cover Page Interactive Data File

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: August 7, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

7